Exhibit (a.12)

ISHARES, INC.

ARTICLES SUPPLEMENTARY

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: Under a power contained in Article FIFTH of the charter (the “Charter”) of the Corporation, and pursuant to Sections 2-105(c), 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolutions duly adopted at a meeting duly called and held, increased the aggregate number of shares of stock that the Corporation has authority to issue from 21,850,000,000 shares of Common Stock, par value $.001 per share (“Common Stock”), to 22,850,000,000 shares of Common Stock, and classified and designated such additional 1,000,000,000 authorized but unissued shares of Common Stock as follows:

1. 500,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as shares of iShares MSCI Emerging Markets EMEA Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a series of Common Stock as set forth in the Charter.

2. 500,000,000 of the additional authorized but unissued shares of Common Stock are classified and designated as shares of iShares MSCI World Index Fund, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a series of Common Stock as set forth in the Charter.

SECOND: Immediately before these Articles Supplementary were accepted for record by the SDAT, the total number of authorized shares of Common Stock was 21,850,000,000, with an aggregate par value of $21,850,000, of which 30,975,000 were shares without further classification or designation and 21,819,025,000 were classified and designated as follows:

Series	Number of Shares
iShares Emerging Markets Local Currency Bond Fund	500,000,000
iShares MSCI All Country Far East Ex Japan Index Fund	500,000,000
iShares MSCI All Country World Minimum Volatility Index Fund	500,000,000
iShares MSCI Australia Index Fund	627,800,000
iShares MSCI Austria Investable Market Index Fund	100,000,000
iShares MSCI Belgium Investable Market Index Fund	136,200,000
iShares MSCI Brazil Index Fund	500,000,000
iShares MSCI BRIC Index Fund	500,000,000

iShares MSCI Canada Index Fund	340,200,000
iShares MSCI Chile Investable Market Index Fund	200,000,000
iShares MSCI Emerging Markets Asia Index Fund	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary Index Fund	500,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund	200,000,000
iShares MSCI Emerging Markets Growth Index Fund	500,000,000
iShares MSCI Emerging Markets Index Fund	2,000,000,000
iShares MSCI Emerging Markets Latin America Index Fund	500,000,000
iShares MSCI Emerging Markets Minimum Volatility Index Fund	500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund	500,000,000
iShares MSCI Emerging Markets Value Index Fund	500,000,000
iShares MSCI EMU Index Fund	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France Index Fund	340,200,000
iShares MSCI Germany Index Fund	382,200,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong Index Fund	250,000,000
iShares MSCI Indonesia Index Fund	200,000,000
iShares MSCI Israel Capped Investable Market Index Fund	500,000,000
iShares MSCI Italy Index Fund	63,600,000
iShares MSCI Japan Index Fund	2,124,600,000
iShares MSCI Japan Small Cap Index Fund	500,000,000
iShares MSCI Malaysia Index Fund	300,000,000
iShares MSCI Mexico Investable Market Index Fund	255,000,000
iShares MSCI Netherlands Investable Market Index Fund	255,000,000
iShares MSCI Pacific ex-Japan Index Fund	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore Index Fund	300,000,000
iShares MSCI South Africa Index Fund	400,000,000
iShares MSCI South Korea Index Fund	200,000,000
iShares MSCI Spain Index Fund	127,800,000
iShares MSCI Sweden Index Fund	63,600,000
iShares MSCI Switzerland Index Fund	318,625,000
iShares MSCI Taiwan Index Fund	900,000,000
iShares MSCI Thailand Investable Market Index Fund	200,000,000
iShares MSCI Turkey Investable Market Index Fund	200,000,000
iShares MSCI United Kingdom Index Fund	934,200,000
iShares MSCI USA Index Fund	500,000,000

THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 22,850,000,000, with an aggregate par value of $22,850,000, of which 30,975,000 are shares without further classification or designation and 22,819,025,000 are classified and designated as follows:

Series	Number of Shares
iShares Emerging Markets Local Currency Bond Fund	500,000,000
iShares MSCI All Country Far East Ex Japan Index Fund	500,000,000
iShares MSCI All Country World Minimum Volatility Index Fund	500,000,000
iShares MSCI Australia Index Fund	627,800,000
iShares MSCI Austria Investable Market Index Fund	100,000,000
iShares MSCI Belgium Investable Market Index Fund	136,200,000
iShares MSCI Brazil Index Fund	500,000,000
iShares MSCI BRIC Index Fund	500,000,000
iShares MSCI Canada Index Fund	340,200,000
iShares MSCI Chile Investable Market Index Fund	200,000,000
iShares MSCI Emerging Markets Asia Index Fund	500,000,000
iShares MSCI Emerging Markets Consumer Discretionary Index Fund	500,000,000
iShares MSCI Emerging Markets Eastern Europe Index Fund	200,000,000
iShares MSCI Emerging Markets EMEA Index Fund	500,000,000
iShares MSCI Emerging Markets Growth Index Fund	500,000,000
iShares MSCI Emerging Markets Index Fund	2,000,000,000
iShares MSCI Emerging Markets Latin America Index Fund	500,000,000
iShares MSCI Emerging Markets Minimum Volatility Index Fund	500,000,000
iShares MSCI Emerging Markets Small Cap Index Fund	500,000,000
iShares MSCI Emerging Markets Value Index Fund	500,000,000
iShares MSCI EMU Index Fund	1,000,000,000
iShares MSCI Europe Index Fund	500,000,000
iShares MSCI France Index Fund	340,200,000
iShares MSCI Germany Index Fund	382,200,000
iShares MSCI Greece Index Fund	200,000,000
iShares MSCI Hong Kong Index Fund	250,000,000
iShares MSCI Indonesia Index Fund	200,000,000
iShares MSCI Israel Capped Investable Market Index Fund	500,000,000
iShares MSCI Italy Index Fund	63,600,000
iShares MSCI Japan Index Fund	2,124,600,000
iShares MSCI Japan Small Cap Index Fund	500,000,000
iShares MSCI Malaysia Index Fund	300,000,000
iShares MSCI Mexico Investable Market Index Fund	255,000,000
iShares MSCI Netherlands Investable Market Index Fund	255,000,000
iShares MSCI Pacific ex-Japan Index Fund	1,000,000,000
iShares MSCI Portugal Index Fund	200,000,000
iShares MSCI Singapore Index Fund	300,000,000
iShares MSCI South Africa Index Fund	400,000,000
iShares MSCI South Korea Index Fund	200,000,000
iShares MSCI Spain Index Fund	127,800,000
iShares MSCI Sweden Index Fund	63,600,000
iShares MSCI Switzerland Index Fund	318,625,000
iShares MSCI Taiwan Index Fund	900,000,000

iShares MSCI Thailand Investable Market Index Fund	200,000,000
iShares MSCI Turkey Investable Market Index Fund	200,000,000
iShares MSCI United Kingdom Index Fund	934,200,000
iShares MSCI USA Index Fund	500,000,000
iShares MSCI World Index Fund	500,000,000

FOURTH: The undersigned President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary on this 15th day of September, 2011.

ATTEST:	ISHARES, INC.

/s/ Eilleen M. Clavere	By:	/s/ Michael A. Latham	(SEAL)
Eilleen M. Clavere		Michael A. Latham
Secretary		President

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